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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-75013.



                                    ARTHUR ANDERSEN LLP

Nashville, Tennessee
March 30, 2001